Exhibit 99.1

Newborn Acquisition Corp. Announces Date of Shareholder Meeting to Vote on Business Combination with Nuvve Corporation

February 22, 2021 -- Newborn Acquisition Corp. (“Newborn” or the "Company") (NASDAQ:NBAC), announced today that it has scheduled its extraordinary general meeting of its shareholders (the "Meeting") to vote on the proposed business combination with Nuvve Corporation. The meeting will be held at Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China on March 17, 2021 at 8:00 a.m., Hong Kong Time (7:00 p.m. Eastern Time on March 16, 2021). Due to the coronavirus (“COVID-19”) pandemic and the various travel and other restrictions in place, we are strongly encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the dial in instructions in the proxy statement.

In connection with the Meeting, Newborn filed its definitive proxy statement for the Meeting with the Securities and Exchange Commission and has commenced mailing proxy materials to its shareholders of record as of February 10, 2021, the record date for the Meeting.

Wenhui Xiong, Chairman and CEO of Newborn, commented: “We are very pleased to be able to schedule the shareholder meeting to vote on the proposed business combination with Nuvve Corporation. I want to thank our shareholders for their support and patience through this process, and also to remind them that their vote is important no matter how many shares they own. We look forward to closing the proposed business combination as soon as practicable following the Meeting.”

You are encouraged to submit your vote as soon as possible to ensure it is represented at the Meeting. Please note that if your shares are held at brokerage firm or bank, your broker will not vote your shares for you. You must cast the vote. For assistance with voting your shares please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

About Nuvve Corporation

Nuvve Corporation is a San Diego-based green energy technology company whose mission is to lower the cost of electric vehicle ownership while supporting the integration of renewable energy sources, including solar and wind. Our proprietary vehicle-to-grid (V2G) technology – Nuvve's Grid Integrated Vehicle (GIVe™) platform – is refueling the next generation of electric vehicle fleets through cutting-edge, bidirectional charging solutions. Since its founding in 2010, Nuvve has been responsible for successful V2G projects on five continents and is deploying commercial services worldwide. For more information please visit www.nuvve.com.

About Newborn Acquisition Corp.

Newborn Acquisition Corp. is a blank check company, holding approximately $57.5 million in its trust account, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses.

Investor Contact

Lytham Partners

Robert Blum

nuvve@lythampartners.com

+1 602 889 9700

Forward Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed Business Combination between Newborn and Nuvve, Newborn and Nuvve's ability to consummate the transactions, the benefits of the transactions and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Newborn and Nuvve disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Newborn and Nuvve caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Newborn or Nuvve. In addition, Newborn cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Newborn or Nuvve following announcement of the transactions; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Newborn, or other conditions to closing in the merger agreement; (iv) the risk that the proposed Business Combination disrupts Nuvve's current plans and operations as a result of the announcement of the transactions; (v) Nuvve's ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nuvve to grow and manage growth profitably following the Business Combination; (vi) costs related to the Business Combination; (vii) risks related to the rollout of Nuvve's business and the timing of expected business milestones; (viii) Nuvve's dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (ix) Nuvve's ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Nuvve's accounting staffing levels; (x) Nuvve's current dependence on sales of charging stations for most of its revenues; (xi) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (xii) potential adverse effects on Nuvve's revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (xiii) the effects of competition on Nuvve's future business; (xiv) risks related to Nuvve's dependence on its intellectual property and the risk that Nuvve's technology could have undetected defects or errors; (xv) changes in applicable laws or regulations; (xvi) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (xvii) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (xvii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xix) the possibility that Nuvve may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Newborn has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Newborn's SEC filings are available publicly on the SEC's website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed Business Combination, NB Merger Corp., as the successor to Newborn, filed a registration statement on Form S-4 (the "Form S-4") with the SEC. The Form S-4 includes a proxy statement/prospectus of Newborn and NB Merger Corp., which Newborn filed with the SEC as a proxy statement on Schedule 14A, for the solicitation of proxies from Newborn's shareholders and for the offering of NB Merger Corp.'s securities to the security holders of Newborn and Nuvve in the Business Combination. Additionally, Newborn and NB Merger Corp. will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov. The definitive proxy statement/prospectus has been mailed to Newborn shareholders as of a record date to be established for voting on the proposed Business Combination. Investors and security holders of Newborn are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Newborn and its directors and officers may be deemed participants in the solicitation of proxies of Newborn's shareholders in connection with the proposed Business Combination. Nuvve and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newborn's executive officers and directors in the solicitation by reading Newborn's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information concerning the interests of Newborn's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

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